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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                Date of Report (Date of Earliest Event Reported):

                                 March 31, 2003

                            MONRO MUFFLER BRAKE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




New York                            0-19357                    16-0838627
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(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


200 Holleder Parkway, Rochester, New York                        14615
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code            (585) 647-6400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.         Description
-----------         -----------

99.1                Press Release
                    dated March 31, 2003


Item 9.  Regulation FD Disclosure
---------------------------------

On March 31, 2003, the Registrant issued a press release announcing that it expects to exceed its previously disclosed earnings expectations for the fiscal quarter and annual periods ended March 29, 2003. A copy of the press release is furnished herewith. The information required under Item 12 of Form 8-K has been furnished under Item 9 in accordance with the Securities and Exchange Commission's interim guidance for such disclosures.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MONRO MUFFLER BRAKE, INC.
                                 -------------------------
                                          (Registrant)

April 3, 2003                    By: /s/ Catherine D'Amico
                                    ------------------------------------------
                                     Catherine D'Amico
                                     Executive Vice President-Finance & CFO